Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED LETTER OF CREDIT AGREEMENT

This Second Amendment to Amended and Restated Letter of Credit Agreement (the “Amendment”) is entered into as of December 16, 2011, by and between COMERICA BANK (“Bank”) and ICG GROUP, INC., formerly known as INTERNET CAPITAL GROUP, INC. (“ICG”), ICG HOLDINGS, INC. (“ICG Holdings”) and INTERNET CAPITAL GROUP OPERATIONS, INC. (“ICG Operations”)(ICG, ICG HOLDINGS and ICG Operations are sometimes referred to, individually, as a “Borrower” and collectively, as the “Borrowers”).

RECITALS

Borrowers and Bank are parties to that certain Amended and Restated Letter of Credit Agreement dated as of December 18, 2009 (as amended from time to time, including without limitation, that certain First Amendment to Amended and Restated Letter of Credit Agreement dated December 17, 2010, the “Agreement”).

On June 20, 2011, Internet Capital Group, Inc. filed in the Office of the Delaware Secretary of State, an amendment to its Certificate of Incorporation which provides for a change in the name of Internet Capital Group, Inc. from Internet Capital Group, Inc. to ICG Group, Inc. The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

I.	Incorporation by Reference. The Recitals and the documents referred to therein are incorporated herein by this reference. Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Agreement.

II.	Amendment to the Agreement. Subject to the satisfaction of the conditions precedent as set forth in Article IV hereof, the Agreement is hereby amended as set forth below.

A.	Wherever the name of ICG is used in the Agreement or the Loan Documents, it shall hereafter mean ICG Group, Inc.

B.	The following defined term in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Maturity Date” means December 14, 2012.

III.	Legal Effect.

A.	The Agreement is hereby amended wherever necessary to reflect the changes described above. Each Borrower agrees that it has no defenses against the obligations to pay any amounts under the Agreement.

B.

Each Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon such Borrower’s representations, warranties, and agreements, as set forth in the Agreement and the other Loan Documents. Except as expressly modified pursuant to this Amendment, the terms of the Agreement and the other Loan Documents remain unchanged, and in full force and effect. Bank’s agreement to modifications to the existing Agreement pursuant to this Amendment in no way shall obligate Bank to make any future modifications to the Agreement. Nothing in this

Amendment shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrowers to retain as liable parties, all makers and endorsers of the Agreement and the other Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Amendment. The terms of this paragraph apply not only to this Amendment, but also to all subsequent loan modification requests.

C.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This is an integrated Amendment and supersedes all prior negotiations and agreements regarding the subject matter hereof. All modifications hereto must be in writing and signed by the parties.

IV.	Conditions Precedent. Except as specifically set forth in this Amendment, all of the terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The effectiveness of this Amendment is conditioned upon receipt by Bank of:

A.	This Amendment, duly executed by Borrowers;

B.	Corporation Resolutions and Incumbency Certification, duly executed by each Borrower;

C.	A legal fee from Borrower in the amount of $500; and

D.	Such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ICG GROUP, INC.		INTERNET CAPITAL GROUP OPERATIONS, INC.

By:	/s/ Philip A. Rooney	By:	/s/ Philip A. Rooney
Name:	Philip A. Rooney	Name:	Philip A. Rooney
Title:	Vice President, Treasury & Tax	Title:	Vice President, Treasury & Tax

ICG HOLDINGS, INC.		COMERICA BANK

By:	/s/ Philip A. Rooney	By:	/s/ Emma C. Wang
Name:	Philip A. Rooney	Name:	Emma C. Wang
Title:	Vice President	Title:	Assistant Vice President